                               NASH-FINCH COMPANY
                      SECOND AMENDMENT TO CREDIT AGREEMENT

Harris Trust and Savings Bank,     PNC Bank, National Association,
 as Administrative Agent            Chicago, Illinois
Chicago, Illinois

Other Banks party to the
 Credit Agreement

Ladies and Gentlemen:

    We refer to the Credit Agreement dated as of October 8, 1996 (such Credit Agreement, as heretofore amended and as may be amended from time to time, being hereinafter referred to as the "CREDIT AGREEMENT") and currently in effect between you and us. Capitalized terms used without definition below shall have the same meanings herein as they have in the Credit Agreement.

    The Borrower has requested that the Banks make certain modifications to the borrowing arrangements provided for in the Credit Agreement and the Banks have agreed to accommodate such request by the Borrower on the terms and conditions herein set forth.

1.  AMENDMENTS

    Upon satisfaction of the conditions precedent to effectiveness set forth below, the Credit Agreement shall be amended as follows:

    SECTION 1.01. LEVERAGE RATIO. The definition of the term "LEVERAGE RATIO" in Section 6.1 of the Credit Agreement shall be amended by inserting the following immediately at the end thereof:

              "The foregoing to the contrary notwithstanding, for purposes of determining the Leverage Ratio for each period which includes the third fiscal quarter of the Borrower for its 1997 fiscal year, EBITDA for such fiscal quarter shall be computed so as not to give effect to the special charge (not to exceed $35,000,000 in the aggregate) recorded by the Borrower (the "THIRD QUARTER 1997 CHARGE") in accordance with GAAP against its earnings for such fiscal quarter representing (i) closing, downsizing and consolidation of warehouse facilities (such charge expected by the Borrower to range between $1O,OOO,OOO and $15,00O,000), (ii) closing of certain retail locations (such charge expected by the Borrower to range between $4,00O,OOO and $6,OOO,000) and
          (iii) write-down to market value of certain warehouse and retail store locations, certain assets owned by the Nash DeCamp subsidiary, the so-called Alfa investment, the so-called Legacy computer systems and other certain assets (such charge expected by the Borrower to range between $11,000,000 and $14,000,000)."

    SECTION 1.02. INTEREST COVERAGE RATIO. The definition of the term "INTEREST COVERAGE RATIO" in Section 6.1 of the Credit Agreement shall be amended by inserting the following immediately at the end thereof:

              "The foregoing to the contrary notwithstanding, for purposes of determining the Interest Coverage Ratio for each period which includes the third fiscal quarter of the Borrower for its 1997 fiscal year, EBIT shall be computed so as not to give effect to the Third Quarter 1997 Charge."

    SECTION 1.03. NO CONSOLIDATING FINANCIAL STATEMENTS. Section 9.5 of the Credit Agreement shall be amended by inserting the following immediately at the end thereof:

              "Notwithstanding anything in this Section 9.5 to the contrary, the Borrower shall not be required to furnish consolidating financial statements to the Agents, any Bank or any other party unless and to the extent reasonably requested by the Administrative Agent."

    SECTION 1.04. NEW LEVERAGE RATIO LEVELS. Section 9.9 shall be amended and as so amended shall be restated in its entirety to read as follows:

         "SECTION 9.9. LEVERAGE RATIO. The Borrower shall not, as of the close of any fiscal quarter of the Borrower set forth below, permit the Leverage Ratio to be more than the amount set forth to the right of such quarter:

         As of Close of each Fiscal Quarter:

                                                      Leverage Ratio Shall
      From and Including       To and Including         Not be More Than:
      ------------------       ----------------         ----------------
      1st fiscal quarter of    3rd fiscal quarter of        4.00 to 1
       fiscal year 1997         fiscal year 1997
      4th fiscal quarter of    4th fiscal quarter of        4.00 to 1
       fiscal year 1997         fiscal year 1998
      1st fiscal quarter       1st fiscal quarter of        3.50 to 1
       of fiscal year 1999      fiscal year 1999
      2nd fiscal quarter of    1st fiscal quarter of        3.25 to 1
       fiscal year 1999         2000 fiscal year
      2d fiscal quarter of     each fiscal quarter          3.00 to 1
       fiscal year 2000         thereafter

4.  CONDITIONS PRECEDENT.

    The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         (a) The Borrower and the Required Banks shall have executed this Amendment.

         (b) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Banks and their counsel.

5.  REPRESENTATIONS REAFFIRMED.

    In order to induce the Banks to execute and deliver this Agreement, the Borrower hereby represents to the Banks that as of the date hereof and as of the time that this Amendment becomes effective, each of the representations and warranties set forth in Section 7 of the Credit Agreement, after giving effect to the amendments made hereby, are and shall be true and correct (except that the representations contained in Section 7.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks).

6.  MISCELLANEOUS.

    This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically amended and modified hereby, all of the terms and conditions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any note, instrument or other document making reference to the Credit Agreement, any reference to the Credit Agreement in any such note, instrument or other document to be deemed to be a reference to the Credit Agreement as amended hereby. The Borrower confirms its agreement to pay the reasonable fees and disbursements of Messrs. Chapman and Cutler, counsel to the Administrative Agent, in connection with the preparation, execution and delivery of this Amendment and the transactions and documents contemplated hereby. This instrument shall be construed and governed by and in accordance with the laws of the State of Illinois (without regard to principles of conflicts of laws).

Dated as of this 10 day of November, 1997.

                                       NASH-FINCH COMPANY


                                       By /s/ JOHN R. SCHERER
                                          ------------------------------------
                                          Name: John R. Scherer
                                          Title: Vice President and CFO


Accepted and agreed to as of the date last above written.

                                       HARRIS TRUST AND SAVINGS BANK, in its
                                        individual capacity as a Bank and as
                                        Administrative Agent


                                       By /s/ MARY L. BURKE
                                          ------------------------------------
                                          Its Vice President
                                              --------------------------------

                                       PNC BANK, NATIONAL ASSOCIATION


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       ABN AMRO BANK N.V.


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        CHICAGO BRANCH


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       CIBC Inc.


                                       By /s/ [illegible]
                                          ------------------------------------
                                          Its Director, CIBC Oppenheimer
                                           Corp., AS AGENT

                                       ISTITUTO BANCARIO SANPAOLO DI
                                        TORINO SPA


                                       By
                                          ------------------------------------
                                       Its
                                              --------------------------------

                                       KEYBANK, N.A.


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       COMMERZBANK AKTIENGESELLSCHAFT
                                        CHICAGO BRANCH


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       CREDIT LYONNAIS, CHICAGO BRANCH


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       THE FUJI BANK, LIMITED


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       CAISSE NATIONALE DE CREDIT AGRICOLE


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       FIRST BANK NATIONAL ASSOCIATION


                                       By /s/ [illegible]
                                          ------------------------------------
                                          Its Vice President

                                       MELLON BANK, N.A.


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       THE SAKURA BANK, LIMITED


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       SUNTRUST BANK, ATLANTA


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       NATIONAL CITY BANK OF COLUMBUS


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       THE SANWA BANK, LIMITED


                                       By /s/ Gordon R. Holtley
                                          ------------------------------------
                                          Its Vice President & Manager

                                       THE SUMITOMO BANK, LIMITED


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       YASUDA TRUST & BANKING CO., LTD.


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       THE BANK OF NEW YORK

                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------

                                       MITSUI TRUST AND BANKING COMPANY,
                                        LIMITED


                                       By
                                          ------------------------------------
                                          Its
                                              --------------------------------